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                          VAN KAMPEN SERIES FUND, INC.
                            ON BEHALF OF ITS SERIES
                         VAN KAMPEN MID CAP GROWTH FUND

                   SUPPLEMENT DATED SEPTEMBER 1, 2000 TO THE
                       PROSPECTUS DATED OCTOBER 28, 1999,
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

The Prospectus is hereby supplemented as follows:

(1) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS--BOARD OF DIRECTORS" is hereby amended by deleting Paul G. Yovovich, effective April 14, 2000, and by deleting and replacing Richard M. DeMartini* and Don G. Powell, III*, with Mitchell M. Merin* and Richard F. Powers, III*, effective December 15, 1999.

(2) The information on the inside back cover of the Prospectus under the heading "BOARD OF DIRECTORS AND OFFICERS--OFFICERS" is hereby amended by deleting all information pertaining to Curtis W. Morell* and Tanya M. Loden*, effective January 31, 2000, Dennis J. McDonnell*, effective March 31, 2000, Peter W. Hegel*, effective May 31, 2000, and by deleting and replacing Stephen L. Boyd's title of Vice President with Executive Vice President and Chief Investment Officer and Edward C. Wood, III*, Vice President, with John H. Zimmermann, III*, Vice President, effective April 17, 2000.

(3) The information on the inside back cover of the Prospectus under the heading "FOR MORE INFORMATION--INDEPENDENT ACCOUNTANTS" is hereby deleted and replaced with the following:

                           DELOITTE & TOUCHE LLP
                           Two Prudential Plaza
                           180 N. Stetson Avenue
                           Chicago, Illinois 60601

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    MF SPT 90100
                                                                           65179